                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       January 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    January 11, 2016

2.   SPE I PARTNERS, LP

Item                                    Information

Name:                                   SPE I Partners, LP

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       January 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    January 11, 2016

3.   SPE MASTER I, LP

Item                                    Information

Name:                                   SPE Master I, LP

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       January 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    January 11, 2016

4.   RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       January 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    January 11, 2016

5.   ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       January 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    January 11, 2016